UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2010 (January 4, 2010)

PROTEIN POLYMER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19724	33-0311631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11494 Sorrento Valley Road, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-6064

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2010, William N. Plamondon III, resigned from his position as a member of the Board of Directors (the “Board”) of Protein Polymer Technologies, Inc. (the “Company”).  Mr. Plamondon’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company is working diligently to identify a suitable individual to fill the Board seat vacated by Mr. Plamondon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN POLYMER TECHNOLOGIES, INC.

Date: January 8, 2010	By:	/S/ JAMES B. MCCARTHY
James B. McCarthy Interim Chief Executive Officer